UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 27, 2009

(Date of Earliest Event Reported)

PENN VIRGINIA RESOURCE PARTNERS, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-16735	23-3087517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

and

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 27, 2009, Penn Virginia Resource Partners, L.P., PVR Finco LLC (“Finco”) and Finco’s subsidiaries entered into a First Amendment (the “Amendment”) to the Amended and Restated Credit Agreement, dated August 5, 2008, among Finco, the Guarantors (as such term is defined in the Credit Agreement) party thereto, PNC Bank, National Association, as Administrative Agent, and the other Lenders (as such term is defined in the Credit Agreement) party thereto (the “Credit Agreement”).

The Amendment provides for the amendment of (i) the definition of “Consolidated EBITDA” to exclude any non-cash impairment of assets and (ii) the pricing schedule to (x) increase the Eurodollar rate margin from a range of 1.250% to 2.250% to a range of 1.750% to 2.750% and (y) increase the floating interest rate margin from a range of 0.000% to 0.750% to a range of 0.250% to 1.250%.

Simultaneous with the Amendment, Finco acknowledged the receipt of a Consolidated Commitment Increase Agreement (the “Increase Agreement”) from certain of the Lenders resulting in increased Commitments (as such term is defined in the Credit Agreement) of an additional $100 million under the Credit Agreement.

Copies of the Amendment and the Increase Agreement are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference. The descriptions of the Amendment and the Increase Agreement herein are qualified by reference to the text of Exhibits 10.1 and 10.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	First Amendment to Amended and Restated Credit Agreement, dated March 27, 2009, among Finco, the Guarantors party thereto, PNC Bank, National Association, as Administrative Agent, and the other Lenders party thereto.

10.2	Consolidated Commitment Increase Agreement, dated March 27, 2009, among the Increasing Lenders.

99.1	Penn Virginia Resource Partners, L.P. press release dated March 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2009

Penn Virginia Resource Partners, L.P.

By:	Penn Virginia Resource GP, LLC,
its general partner

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Vice President, Chief Administrative Officer and General Counsel

Exhibit Index

Exhibit No.	Description
10.1	First Amendment to Amended and Restated Credit Agreement, dated March 27, 2009, among Finco, the Guarantors party thereto, PNC Bank, National Association, as Administrative Agent, and the other Lenders party thereto.

10.2	Consolidated Commitment Increase Agreement, dated March 27, 2009, among the Increasing Lenders.

99.1	Penn Virginia Resource Partners, L.P. press release dated March 31, 2009.